COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC. (CSRIX)

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC. (GRSIX)

Supplement dated November 7, 2016 to the

Prospectuses dated May 1, 2016

The “How to Purchase, Exchange and Sell Fund Shares—Purchase Minimums” section of the Prospectuses is hereby replaced in its entirety with the following:

PURCHASE MINIMUMS

You may open an account with the Fund with a minimum investment of $1,000,000. Additional investments must be at least $10,000. The Fund reserves the right to waive or change its minimum investment requirements.

The investment minimum is waived for the following:

•	Consultant firms investing on behalf of underlying investors having aggregate assets of $1.0 million or more invested in Cohen & Steers open-end funds;

•	Group retirement plans; and

•	New consultant relationships, if the consultant is expected to meet the investment minimum over time.

Group retirement plans include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, and defined benefit plans; non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund; and employee benefit plans, including certain HSAs. Group retirement plans generally do not include retail non-retirement accounts; traditional and Roth individual retirement accounts, otherwise known as “IRAs;” SIMPLE, SEP or SARSEP plans; Coverdell Education Savings Accounts; or plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans).

The Fund may have shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets at disadvantageous times or prices, and may negatively affect the Fund’s NAV.

The Fund no longer accepts investments from investors with non-U.S. addresses and dealer controlled accounts designated as foreign accounts (“Restricted Accounts”). Existing Restricted Accounts can remain in the Fund, but are prohibited from making further investments. U.S. Armed Forces and Diplomatic post office addresses abroad are treated as U.S. addresses and can invest in the Fund.

The Fund reserves the right to reject or cancel any purchase order and to withdraw or suspend the offering of shares at any time. In addition, the Fund reserves the right to waive or change its minimum investment requirements. The Fund may also request additional information from you in order to verify your identity. If you do not provide this information or if such information cannot be verified, we reserve the right to close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

CSRIGRSIPROSUP-1116